Exhibit 10.1
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                              National RMBS Trusts
                              Servicing Agreement

Date:                         [                     ]

Parties: NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) having an office at Level 24, 500 Bourke Street, Melbourne VIC 3000, Australia ("Global Trust Manager")
                              PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) having its registered office at Level 7, 39 Hunter Street, Sydney NSW 2000 ("Issuer Trustee")
                              NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044
                              937) having its registered office at Level 24, 500 Bourke Street, Melbourne VIC 3000 ("Servicer")

Operative provisions:

Part A - Interpretation

1        Definitions and interpretation
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Definitions

                    1.1 The following terms have the meaning set out below unless the context otherwise requires:

                              Definitions Schedule means the deed entitled
                              "National RMBS Trusts Definitions Schedule" dated [ ] and made between the companies described in schedule 1 to that deed (as amended from time to time).

                              Relevant Trust means a Trust in relation to which the Servicer has been appointed, and has agreed to act, as Servicer under clause 2.1 and the Supplemental Deed for that Trust.

Interpretation
                    1.2 Except to the extent to which words and phrases are otherwise defined in this agreement, words and phrases defined in the Definitions Schedule shall bear the same meaning in this agreement. In the event of any inconsistency between a definition in this agreement and a definition in the Definitions Schedule, the definitions in this agreement will prevail. Any amendment to the Definitions Schedule will only apply to this agreement if that amendment has been made in accordance with this agreement.

                    1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are incorporated in this agreement as though they were set out in full in it with references to "deed" being construed as references to "agreement".

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                    1.4       By executing this agreement, the parties agree
                              that terms used in any Transaction Document have the meaning given to them in the Definitions Schedule.

Part B - Servicing

2        Servicing of Mortgage Loans and General Servicer Covenants
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Appointment of Servicer

                    2.1 The Issuer Trustee appoints the Servicer to act as servicer and custodian to:

                              (a) service and administer the Mortgage Loans of each Relevant Trust; and

                              (b) to hold any Mortgage Title Documents in respect of the Mortgage Loans forming the Assets of the Relevant Trust as custodian on behalf of the Issuer Trustee,

                              upon and subject to the terms of this agreement and the Supplemental Deed for the Relevant Trust. By executing the relevant Supplemental Deed, the Servicer shall be taken to have accepted that appointment, and agreed to perform the role of Servicer in relation to that Relevant Trust in accordance with this agreement.

                    2.2 The appointment of the Servicer under clause 2.1 in respect of a Relevant Trust applies in relation to the Mortgage Loans which are acquired by the Issuer Trustee in accordance with a Secondary Sale Agreement and a Secondary Offer to Sell in respect of that Relevant Trust. The Servicer's actions in servicing the Mortgage Loans according to the relevant Servicing Procedures are binding on the Issuer Trustee. The Servicer must hold the Mortgage Title Documents as custodian on behalf of the Issuer Trustee until a Title Perfection Event or Servicer Termination Event occurs.

Servicer's Obligations
                    2.3 The Servicer must service the Mortgage Loans of each Relevant Trust and otherwise carry out and perform its duties and obligations under the Transaction Documents in respect of the Mortgage Loans of each Relevant Trust:

                              (a)       in accordance with all applicable
                                        laws;

                              (b) in accordance with the provisions of this agreement;

                              (c) with the same degree of diligence and care expected of an appropriately qualified and prudent servicer of similar financial products and custodian of documents; and

                              (d) subject to paragraphs (a), (b) and (c) above, in accordance with the
                                        Servicing Procedures, which are under
                                        regular review and may change from
                                        time to time as a result of business
                                        changes, or legislative and regulatory
                                        changes.
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                              No other provision of this clause 2 limits the
                              obligations of the Servicer in this clause 2.3.

                    2.4 In performing its duties, the Servicer must comply with all reasonable instructions given by the Issuer Trustee or the Global Trust Manager (on behalf of the Issuer Trustee).

                    2.5 Except in accordance with the terms of the relevant Supplemental Deed (whether or not at the direction of the Global Trust Manager), neither the Issuer Trustee nor the Global Trust Manager is entitled to exercise any servicing functions in connection with any Mortgage Loan unless it is acting as Servicer.

Servicer agrees to perform duties
                    2.6 The Servicer agrees to carry out and perform its duties and obligations contained in this agreement in respect of the Mortgage Loans of a Relevant Trust until the earlier of:

                              (a) the date of its retirement or removal as Servicer in accordance with this agreement; and

                              (b) the date upon which the Relevant Trust is terminated.

Powers
                    2.7 The Servicer has the express power during the term of its appointment in respect of each Relevant Trust:

                              (a)       to waive any fees and break costs
                                        which may be collected in the ordinary
                                        course of servicing the Mortgage
                                        Loans, or to arrange the rescheduling
                                        of interest due and unpaid following a
                                        default under any Mortgage Loans;

                              (b) to waive any right in respect of the Mortgage Loans in the ordinary course of servicing the Mortgage Loans, including according to its normal collection procedures; and

                              (c)       to extend the maturity date of a
                                        Housing Loan beyond 30 years from the
                                        date of origination when required to
                                        do so by law or a Governmental Agency,
                                        regardless of whether the extension
                                        may have an Adverse Effect.

General Servicer covenants
                    2.8 The Servicer covenants with the Issuer Trustee and the Global Trust Manager that it will at all times during the term of its appointment in respect of each Relevant Trust:

                              (a)       if directed by the Issuer Trustee
                                        following a Title Perfection Event,
                                        promptly take action to protect the
                                        Issuer Trustee's interest in, and
                                        title to, the Mortgage Loans in the
                                        Mortgage Portfolio;

                              (b)       take such action as is required to
                                        protect or enforce the terms of any
                                        Mortgage Loan forming part of the
                                        Assets of the Relevant Trust or
                                        otherwise exercise any rights
                                        conferred under

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                                        documentation or at law in relation to
                                        the Mortgage Loan and take such action
                                        and incur such expenses as are
                                        necessary for such protection,
                                        enforcement or exercise of rights
                                        (including legal action for the
                                        recovery of damages, whether in
                                        relation to the Mortgage Loan or the
                                        performance by any party of its duties
                                        and obligations under the Transaction
                                        Documents for the Relevant Trust) to
                                        the extent it determines to be
                                        appropriate;

                              (c) (if applicable) if the Global Trust Manager is obliged to direct the Servicer to set the interest rate charged (if that rate is a variable rate) on or any fees payable in respect of each Housing Loan of the Relevant Trust under the relevant Supplemental Deed, then the Servicer will comply with such direction;

                              (d)       prepare and collate all reasonably
                                        necessary performance statistics of
                                        the Mortgage Loans for the Relevant
                                        Trust;

                              (e) provide to the Issuer Trustee and the Global Trust Manager promptly from time to time such information, documents, records, reports or other information relating to the Mortgage Loans of the Relevant Trust or the operations of the Servicer as may be reasonably requested by either of them and upon reasonable notice and at reasonable times permit the Issuer Trustee to inspect the data and records in relation to the Relevant Trust and the Loan Agreements, Mortgages and Mortgage Title
                                        Documents;

                              (f) subject to the terms of the relevant Supplemental Deed, on behalf of the Issuer Trustee, make reasonable efforts to collect all Collections received by it in respect of each Mortgage Loan and each Mortgage Insurance Policy of the Relevant Trust and remit any such Collections received by the Servicer to the relevant Collections Account on or before the Payment Date relating to that Collection Period in the manner required by the relevant Supplemental Deed;

                              (g) maintain any loan account in respect of any Mortgage Loan of the Relevant Trust and give all notices, documents or statements required to be given under the Servicing Procedures to the relevant Debtor;

                              (h)       with respect to any Mortgage Insurance
                                        Policy:

                                        (i)       promptly prepare and make
                                                  claims under the Mortgage
                                                  Insurance Policy when it or
                                                  the Issuer Trustee is
                                                  entitled to do so under the
                                                  terms of the Mortgage
                                                  Insurance Policy or under
                                                  the terms of the Transaction
                                                  Documents, as the case may
                                                  be, and notify the Global
                                                  Trust Manager when each
                                                  claim of this type is made;

                                        (ii)      not, without the consent of
                                                  the Issuer Trustee, do
                                                  anything which could
                                                  reasonably be expected to
                                                  prejudicially affect or
                                                  limit its rights or the
                                                  rights of the Issuer Trustee
                                                  under, or in respect of, the
                                                  Mortgage
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                                                  Insurance Policy to the
                                                  extent those rights
                                                  relate to those Mortgage
                                                  Loans;

                                        (iii)     comply with, and to the
                                                  extent it is able ensure
                                                  that, all requirements and
                                                  conditions of the Mortgage
                                                  Insurance Policy are
                                                  complied with; and

                                        (iv)      take any action that it is
                                                  required to take under the
                                                  Servicing Procedures to
                                                  ensure that the Mortgage
                                                  Insurance Policy is in force
                                                  at all times after the date
                                                  of this agreement;

                              (i)       not, without the consent of the
                                        Security Trustee, consent to the
                                        creation or existence of a Security
                                        Interest in the Mortgage Loans of the
                                        Relevant Trust to a third party which
                                        ranks pari passu or before the
                                        interest of the Security Trustee or
                                        allow the creation or existence of any
                                        other Security Interest in the
                                        Mortgage Loans, unless priority
                                        arrangements are entered into with the
                                        third party under which the third
                                        party acknowledges that the Security
                                        Trustee's Security Interest in the
                                        relevant Mortgage Loan ranks ahead in
                                        priority to the third party's Security
                                        Interest on enforcement for an amount
                                        not less than the Outstanding
                                        Principal Balance of the relevant
                                        Housing Loan plus any additional
                                        amount the Servicer determines
                                        according to the Servicer's Servicing
                                        Procedures manual or its ordinary
                                        course of business;

                              (j) electronically identify all Mortgage Loans of the Relevant Trust in its electronic database in order to identify the Collections and other relevant cashflows in respect of the Mortgage Loans;

                              (k)       notify the Issuer Trustee, each
                                        Current Rating Agency and the Global
                                        Trust Manager of:

                                        (i)       the occurrence of any event
                                                  which it reasonably believes
                                                  is likely to have a Material
                                                  Adverse Effect;

                                        (ii)      the occurrence of a Servicer
                                                  Termination Event;

                                        (iii)     the occurrence of anything
                                                  else which the Global Trust
                                                  Manager reasonably requires
                                                  regarding any proposed
                                                  modification to any Mortgage
                                                  Loan; and

                                        (iv)      any material breach of the
                                                  Servicing Procedures by the
                                                  Servicer in relation to the
                                                  servicing of the Mortgage
                                                  Loans of the Relevant Trust,

                                        promptly after becoming aware of such
                                        event;

                              (l) perform any obligations imposed upon the Servicer under a relevant
                                        Supplemental Deed or as otherwise
                                        agreed between the Issuer Trustee, the
                                        Global Trust Manager and the Servicer;
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                              (m)       maintain in effect all qualifications,
                                        consents, licences, permits,
                                        approvals, exemptions, filings and
                                        registrations as may be required under
                                        any applicable law in order to
                                        properly service the Mortgage Loans
                                        and to perform and comply with its
                                        obligations under this agreement;

                              (n) subject to the terms of the relevant Supplemental Deed, continue to act in its capacity as Servicer of a Relevant Trust after a Title Perfection Event has occurred in respect of that Relevant Trust; and

                              (o)       not, except as required by law,
                                        release a Debtor or discharge any
                                        Mortgage Loan where it would have an
                                        Adverse Effect.

Servicer's Statement
                    2.9 Prior to each Determination Date, in respect of each Relevant Trust, the Servicer will prepare and submit to the Global Trust Manager a statement in the form agreed from time to time between the Global Trust Manager and the Servicer ("Servicer's Statement").

Provision of information

                    2.10 The Servicer may, on behalf of the Issuer Trustee, provide information in relation to Debtors and Security Providers (including, without limitation, information which may be subject to statutory or general law duties of confidentiality or privacy) to other persons for the purpose of the Servicer fulfilling its obligations as Servicer or the obligations of the Issuer Trustee in relation to the Mortgage Loans.

Proposed amendments to Servicing Procedures

                    2.11 The Servicer must deliver copies of all proposed material amendments to the Servicing Procedures which relate to the Servicer's credit and risk policy in respect of the Mortgage Loans then comprising Assets of a Relevant Trust to the Current Rating Agencies, the Issuer Trustee and the Global Trust Manager at least 10 Business Days prior to the date the changes are intended to take effect. The adoption of those amendments by the Servicer takes effect upon the earlier to occur of the following (or if the earlier to occur of the following occurs before the proposed date for the changes to take effect, then on the proposed date for the changes to take effect):

                              (a)       (Current Rating Agencies
                                        confirmation): the Current Rating
                                        Agencies confirm in writing that the
                                        adoption of those amendments will not
                                        result in an Adverse Rating Effect;
                                        and

                              (b) (10 Business Days after delivery): the date being 10 Business Days after the delivery of the amendments to the Current Rating Agencies, unless the Servicer has received notice from a Current Rating Agency during that period of its intention not to confirm in writing that the adoption of those amendments will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Notes of the Relevant Trust.

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Delegation by the Servicer
          2.12 The Servicer has the power to delegate or subcontract in relation to some or all of its obligations under this agreement. Despite any delegation, the Servicer remains liable for the servicing of the Mortgage Loans in respect of a Relevant Trust in accordance with the Transaction Documents.

          2.13 The Servicer may appoint a person as its agent to hold Mortgage Title Documents. The Servicer will be liable for the acts or omissions of any such agent.

Adverse Effect
          2.14 In performing any services under this agreement the Servicer will consider whether its performance of these services does or does not have an Adverse Effect. The Servicer may ask the Issuer Trustee or the Global Trust Manager if any action or inaction on its part is reasonably likely to, or will, have an Adverse Effect, and may rely upon any statement by the Issuer Trustee or the Global Trust Manager to that effect. The Servicer shall not be liable for a breach of this agreement, or be liable under any indemnity, in relation to any action or inaction on its part, where it has been notified by the Issuer Trustee or the Global Trust Manager that the action or inaction is not reasonably likely to, or will not have, an Adverse Effect.

3        Servicer Termination Event and retirement of Servicer
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Servicer Termination Event

          3.1 A Servicer Termination Event occurs in respect of a Relevant Trust if:

                    (a) the Servicer fails to remit, or pay, any amount due by it in respect of that Relevant Trust in accordance with the Transaction Documents for that Relevant Trust within 10 Business Days of receipt of a notice from either the Issuer Trustee or the Global Trust Manager to do so, except where that amount is subject to a good faith dispute between the Servicer, the Issuer Trustee or the Global Trust Manager;

                    (b) an Insolvency Event occurs in respect of the Servicer;

                    (c) the Servicer fails to observe or perform any term, covenant, condition or obligation imposed on it under the Transaction Documents in respect of the Relevant Trust (other than those referred to in clause 3.1(a)), where such failure has had, or if continued, will have an Adverse Effect in respect of the Relevant Trust and continues unremedied for a period of 30 days after a notice is delivered to the Servicer by the Issuer Trustee or the Global Trust Manager (or such longer period as may be agreed between the Servicer and the Issuer Trustee);

                    (d) any representation, warranty or certification made by the Servicer is incorrect when made and is not waived by the Issuer Trustee or remedied to the Issuer Trustee's reasonable satisfaction within 90 days after notice from the Issuer Trustee

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                              and the Issuer Trustee determines that breach
                              would have an Adverse Effect in respect of the Relevant Trust; and

                    (e) it becomes unlawful for the Servicer to perform the services under this agreement in respect of the Relevant Trust.

                              The Issuer Trustee may at its discretion waive any Servicer Termination Event in respect of a Relevant Trust. The Global Trust Manager must notify the Issuer Trustee upon the Global Trust Manager becoming actually aware of any Servicer Termination Event in respect of a Relevant Trust.

Termination of Servicing Agreement

          3.2 This agreement will terminate in respect of a Relevant Trust on the earlier of:

                    (a) the date on which this agreement is terminated by the Issuer Trustee if a Servicer Termination Event occurs in respect of that Relevant Trust;

                    (b) the date which is 1 month after the Notes in relation to that Relevant Trust have been redeemed in full under the Transaction Documents for that Relevant Trust and the Issuer Trustee ceases to have any obligation to any creditor in relation to that Relevant Trust;

                    (c) the date on which the Issuer Trustee replaces the Servicer with an eligible successor servicer pursuant to this agreement in respect of that Relevant Trust; and

                    (d) the date on which the Servicer is replaced due to its resignation or removal pursuant to this agreement in respect of that Relevant Trust.

Termination of Servicer's appointment and transfer of servicing obligations
          3.3 Upon the occurrence of a Servicer Termination Event in respect of a Relevant Trust, the Issuer Trustee must immediately by notice to the Servicer, the Global Trust Manager, the Seller and the Current Rating Agencies remove the Servicer as servicer in respect of the Relevant Trust under the Transaction Documents, terminate immediately all of the Servicer's rights and obligations under the Transaction Documents (including in relation to any Mortgage Loans) for the Relevant Trust and terminate this agreement in respect of the Relevant Trust.

Voluntary Retirement of Servicer
          3.4 The Servicer must give to the Issuer Trustee, the Current Rating Agencies, the Seller and the Global Trust Manager 3 months' notice in writing of its intention to retire as Servicer in respect of a Relevant Trust or such lesser time as the Servicer and the Issuer Trustee agree.

Appointment of Substitute Servicer
          3.5 Upon the removal or retirement of the Servicer, the Servicer, the Issuer Trustee and the Global Trust Manager must use all reasonable endeavours to appoint a replacement servicer (in this clause 3, the

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                    "Substitute Servicer") provided that the appointment of
                    such Substitute Servicer will not result in an Adverse
                    Effect.

          3.6 The purported appointment of a Substitute Servicer has no effect until the Substitute Servicer executes an agreement with the Issuer Trustee and the Global Trust Manager under which it covenants to act as Servicer in accordance with this agreement and the other Transaction Documents.

Issuer Trustee act as Servicer
          3.7 Until the appointment of the Substitute Servicer is complete or a Substitute Servicer has not been appointed by the expiration of the 3 months notice period referred to in clause 3.4, the Issuer Trustee must act as Servicer. The Issuer Trustee is entitled to receive the fee payable in accordance with clause 6.1 for the period during which the Issuer Trustee so acts.

Issuer Trustee may give discharges
          3.8 The Issuer Trustee may settle with a Servicer the amount of any sums payable by that Servicer to the Issuer Trustee or by the Issuer Trustee to that Servicer, in either case in respect of one or more Relevant Trusts, and may give to, or accept from, that Servicer a discharge in respect of those sums which will be conclusive and binding as between the Issuer Trustee and that Servicer, as between that Servicer and the Unitholders and as between the Servicer and the relevant Secured Creditors.

Servicer may accept payment
          3.9 A Servicer may accept a payment or benefit in connection with its retirement or removal from the Substitute Servicer. A Servicer is also entitled to receive payments or benefits which have accrued to that Servicer under this agreement prior to the date of that Servicer's retirement or removal from office.

Servicer and Global Trust Manager to provide full co-operation
          3.10 The Servicer and the Global Trust Manager agree to provide their full co-operation in the event of a transfer of the functions of the Servicer. Subject to all applicable privacy legislation, the Servicer and the Global Trust Manager must provide the Substitute Servicer with copies of all paper and electronic files, information and other materials which the Global Trust Manager has retained and has in its possession as the Issuer Trustee or the Substitute Servicer may reasonably request as soon as practicable (and, in any event within ten Business Days) after the removal or retirement of the Servicer in accordance with this clause.

Release
          3.11 When it retires or is removed, the Servicer is released from all obligations in relation to each Relevant Trust arising after the date of its retirement or removal becoming effective, other than its obligations under clause 3.10.

Title Perfection Event
          3.12 Subject to the terms of the relevant Supplemental Deed and this agreement, the Servicer will continue to act in its capacity as Servicer of

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                    a Relevant Trust after a Title Perfection Event has
                    occurred in respect of that Relevant Trust.

4        Custodian
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Standard
          4.1 The Servicer's duties and responsibilities in its capacity as custodian under this agreement are to:

                    (a) hold as custodian under this agreement at the direction of the Issuer Trustee each Mortgage Title Document that it may receive on behalf of the Issuer Trustee pursuant to a Transaction Document in accordance with its standard safe-keeping practices and in the same manner and to the same extent as it holds its own documents;

                    (b) ensure that each Mortgage Title Document is capable of identification and is kept in a separate file in secure premises and held separate from any other documents held by the Servicer for another Trust or otherwise;

                    (c) maintain a record of the physical movement of the relevant documents; and

                    (d) ensure that it is capable of locating security packets containing the relevant documents.

Information Indemnity
          4.2       If the Servicer:

                    (a)       fails to supply adequate information; or

                    (b)       supplies inaccurate or incomplete information,

                    in any Servicer's Statement or any computer files delivered together with a Servicer's Statement and as a result the Issuer Trustee is unable (when entitled to do so under this agreement and the Master Trust Deed) to lodge and register Transfers upon the occurrence of a Title Perfection Event, then the Servicer indemnifies the Issuer Trustee for all actions, loss, damage, costs, charges and expenses suffered as a result.

Auditor review
          4.3 The Global Trust Manager must retain the Auditor of the Relevant Trust to conduct periodic reviews (at the intervals determined in accordance with clause 4.6) in respect of the Servicer's role as custodian under this agreement. The Auditor must review:

                    (a)       the custodial procedures adopted by the
                              Servicer; and

                    (b) the accuracy of information in respect of the Mortgage Loans contained in the most recent Servicer's Statement or on the computer diskette accompanying the most recent Servicer's Statement.
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          4.4

                    (a) In respect of the review referred to in clause 4.3(a), the Global Trust Manager must instruct the Auditor of the Relevant Trust that its review should consist of reporting on whether:

                              (i) the Mortgage Loans forming part of the Assets of the Relevant Trust are capable of identification and are distinguishable from the other assets of the Servicer;

                              (ii) controls exist such that the Mortgage Title Documents relating to such Mortgage Loans may not be removed or tampered with except with appropriate authorisation; and

                              (iii) an appropriate tracking system is in place and such that the location of the security packages containing the Mortgage Title Documents in respect of the Mortgage Loans of the Relevant Trust can be detected at any time.

                    (b) In respect of the review referred to in clause 4.3(b), the Global Trust Manager must instruct the Auditor of the Relevant Trust to review a sample of security packets containing the Mortgage Title Documents in respect of the Mortgage Loans then forming part of the Assets of the Relevant Trust to determine whether they contain the following:

                              (i)       an original counterpart of the
                                        corresponding Mortgage and each
                                        Collateral Security; and

                              (ii) the certificate of title (if any) in respect of the Land the subject of the Mortgage.

                              If such security packets do not contain any of the foregoing, the Auditor must determine if there is any adequate explanation regarding the documents not in the security packets or whether the security packets or the Servicer's records indicate the location of the missing documents. The Global Trust Manager must instruct the Auditor to confirm (after having conducted the above review) the accuracy of the information in respect of the Mortgage Loans contained in the Servicer's Statement and the computer diskette referred to in clause 4.3.

Document Custody Audit Report

          4.5 The Global Trust Manager must instruct the Auditor of the Relevant Trust to provide a document custody audit report ("Document Custody Audit Report") to the Issuer Trustee in which the Auditor, based on its reviews referred to in clause 4.3, specifies a grade of the overall custodial performance by the Servicer, based on the following grading system:

                    (a) good - all control procedures and accuracy of information in respect of Mortgage Loans testing completed without exception;

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                    (b)       satisfactory - minor exceptions noted;

                    (c)       improvement requirement:

                              (i) base internal controls are in place but a number of issues were identified that need to be resolved for controls to be considered adequate; and/or

                              (ii) testing of the information in respect of Mortgage Loans identified a number of minor exceptions which are the result of non-compliance with the control system; or

                    (d) adverse - major deficiencies in internal controls were identified. Cannot rely on the integrity of the information in respect of Mortgage Loans in the Servicer's Statement.

Timing of Document Custody Audit Reports
          4.6 The Global Trust Manager must instruct the Auditor of the Relevant Trust to prepare a Document Custody Audit Report every year after the first Closing Date (or such other period as may be agreed by the Global Trust Manager, the Issuer Trustee and the Current Rating Agency). The Global Trust Manager must require the Auditor to deliver a copy of each such Document Custody Audit Report to the Global Trust Manager and the Servicer.

Adverse Document Custody Audit Report
          4.7 If the Auditor issues a Document Custody Audit Report which has a finding of "adverse" in relation to the Servicer's custodial procedures, identification of documents, security and tracking of systems, the Servicer must notify the Australian Prudential Regulatory Authority of such report and the Global Trust Manager must instruct the Auditor to conduct a further Document Custody Audit Report no sooner than 1 month but no later than 2 months after the date of receipt by the Global Trust Manager of the "adverse" Document Custody Audit Report. The Global Trust Manager must instruct the Auditor to deliver the further Document Custody Audit Report to the Issuer Trustee, with a copy to the Global Trust Manager and the Servicer. The Servicer must then forward a copy of the further Document Custody Audit Report to the Australian Prudential Regulatory Authority (and confirm in writing to the Global Trust Manager and the Issuer Trustee that it has done so).

Custody Transfer Event
          4.8 The Issuer Trustee may terminate the Servicer's appointment as custodian if any of the following occurs:

                    (a) the Servicer has not complied with the requirements of this agreement to the satisfaction of the Auditor and a further Document Custody Audit Report pursuant to clause
                              4.7 is "adverse";

                    (b) the long-term rating of the Servicer is downgraded below the following rating levels for each Relevant Trust:

                              (i)       "BBB" by S&P;

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                              (ii)      "BBB" by Fitch; or

                              (iii)     "Baa2" by Moody's;

                    (c) the Servicer is in default under a servicing agreement between it and any other person, and by reason of the default that other person removes any documents in the Servicer's custody under the servicing agreement where that person would otherwise not have been entitled to do so; or

                    (d) a Servicer Termination Event has occurred and continues to exist.

                    The Issuer Trustee must immediately upon becoming actually aware of the occurrence of any of the events listed in this clause deliver a notice to the Servicer of the occurrence of the relevant event. Upon receipt of such notice the Servicer must transfer custody of the Mortgage Title Documents relating to the Mortgage Loans then forming part of the Assets of the Relevant Trust held by it to the Issuer Trustee or another custodian nominated by the Issuer Trustee and approved by the Global Trust Manager. If the Servicer has not done so within 10 Business Days of the date of termination of this agreement or such longer period as the Issuer Trustee in its reasonable discretion permits, the Issuer Trustee may, in such circumstances, commence legal proceedings to obtain possession of the Mortgage Title Documents or enter into the premises of the Servicer or its agents at which the Mortgage Title Documents are stored and take away from such premises the Mortgage Title Documents relating to the Mortgage Loans then forming part of the Assets of the Relevant Trust.

                    Subject to clause 4.9, this requirement will be treated as being satisfied if, within 7 days of the above notice being received, all Mortgage Title Documents in relation to at least 90% (by number) of the Mortgage Loans are delivered to the Issuer Trustee.

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Exceptions
          4.9 The obligations to deliver Mortgage Title Documents under this clause do not extend to such documents which the Servicer can prove, to the reasonable satisfaction of the Issuer Trustee, are deposited with a solicitor or title insurer (acting on behalf of the Servicer), a land titles office, a stamp duties office or any other Governmental Agency. The Servicer must provide a list of such documents to the Issuer Trustee together with any which have been lost within 10 Business Days of the above notice having been received by it. In respect of Mortgage Title Documents that are so deposited, the Servicer must deliver these to the Issuer Trustee immediately upon receipt from the solicitor, title insurer or relevant office and, in respect of Mortgage Title Documents that are lost, the Servicer must take all reasonable steps satisfactory to the Issuer Trustee to promptly replace such Mortgage Title Documents.

Failure to comply
          4.10 If the Servicer does not comply with the requirements of clause 4.8 within the specified time limit, the Issuer Trustee must to the extent to which it has information available to it at the time:

                    (a) execute and lodge caveats in respect of all Land or Mortgages (as the case may be) for which all Mortgage Title Documents in respect of the Relevant Trust have not been delivered; and

                    (b) initiate legal proceedings to take possession of the Mortgage Title Documents in respect of the Relevant Trust that have not been delivered,

                    and to the extent that the Issuer Trustee cannot do so, as a result of not having information available to it to do so, the indemnity in clause 4.2 applies.

                    Without limiting any right of indemnity which the Issuer Trustee may have from the Servicer, the Issuer Trustee must discontinue any legal proceedings commenced in accordance with this clause if the relevant Mortgage Title Documents are delivered to the Issuer Trustee.

Emergency Document transfer
          4.11 If a Title Perfection Event occurs and is notified to the Servicer in accordance with this agreement then, subject to clause 4.12, the Servicer must as soon as practicable after receipt of such notice, transfer custody of the Mortgage Title Documents relating to the Mortgage Loans then forming part of the Assets of the Relevant Trust held by it, to the Issuer Trustee or to another custodian nominated by the Issuer Trustee and approved by the Global Trust Manager. The Issuer Trustee may, in such circumstances, commence legal proceedings to obtain possession of the Mortgage Title Documents or enter into the premises of the Servicer or its agents at which the Mortgage Title Documents are stored and take away from such premises the Mortgage Title Documents relating to the Mortgage Loans then forming part of the Assets of the Relevant Trust.

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Exceptions to Emergency Transfer
          4.12 The obligations of the Servicer to deliver Mortgage Title Documents to the Issuer Trustee do not extend to such documents which the Servicer can prove, to the reasonable satisfaction of the Issuer Trustee, are deposited with a solicitor or title insurer (acting on behalf of the Servicer), a land titles office, a stamp duties office or any other Governmental Agency. The Servicer must provide a list of such documents to the Issuer Trustee together with any which have been lost within 10 Business Days of the above notice having been received by it. In respect of Mortgage Title Documents that are so deposited, the Servicer must deliver these to the Issuer Trustee immediately upon receipt from the solicitor, title insurer or relevant office and, in respect of Mortgage Title Documents that are lost, the Servicer must take all reasonable steps satisfactory to the Issuer Trustee to promptly replace such Mortgage Title Documents.

Indemnity
          4.13 The Servicer indemnifies the Issuer Trustee against all loss, costs, damages, charges and expenses incurred by the Issuer Trustee:

                    (a) as a result of a breach by the Servicer of clause 4.8 or clause 4.11; or

                    (b) in connection with the Issuer Trustee taking the action referred to in clauses 4.8, 4.10 or 4.11,

                    including all registration fees, stamp duty, legal fees and disbursements (charged at the usual commercial rates of the relevant legal services provider), transport costs and the cost of preparing and transmitting all necessary documentation. If the Servicer breaches its obligations under clauses 4.8 to 4.12 it is agreed that damages alone will not be an adequate remedy for such a breach and that the Issuer Trustee is entitled to specific performance by the Servicer.

Issuer Trustee to co-operate with Servicer
          4.14 If the Issuer Trustee holds any Mortgage Title Document and if the Issuer Trustee receives from the Servicer a satisfactory undertaking, the Issuer Trustee must release to the Servicer from time to time such Mortgage Title Documents as are reasonably required by the Servicer to perform its obligations as Servicer under this agreement.

Issuer Trustee's duty while holding Mortgage Title Documents
          4.15 While the Issuer Trustee holds any Mortgage Title Documents, it must hold them in accordance with its standard safekeeping practices and in the same manner and to the same extent as it holds equivalent mortgage documents as trustee.

Reappointment of Servicer as Custodian
          4.16      If following a Servicer Termination Event:

                    (a) the Issuer Trustee is satisfied, notwithstanding the occurrence of the Servicer Termination Event, that the Servicer is an appropriate person to act as custodian of the Mortgage Title Documents; and

                                                                            16
------------------------------------------------------------------------------

                    (b) the Current Rating Agency confirms that the appointment of the Servicer to act as custodian of the Mortgage Title Documents will not have an Adverse Rating Effect,

                    then the Issuer Trustee may by agreement with the Servicer appoint the Servicer to act as custodian of the Mortgage Title Documents upon such terms as are agreed between the Issuer Trustee and the Servicer and approved by the Global Trust Manager.

5        Servicer's liability
---------------------------------------------------------------------------
No liability

          5.1 The Servicer is not liable for any loss suffered by a Secured Creditor or a Unitholder except to the extent that such loss may be caused by:

                    (a) a breach by the Servicer of its obligations under this agreement or the relevant Supplemental Deed in respect of the Relevant Trust; or

                    (b) an act or omission by any delegate of the Servicer appointed in connection with clause
                              2.13 or 2.14 of this agreement.

Indemnity
          5.2 The Servicer indemnifies the Issuer Trustee in respect of a Relevant Trust in respect of all costs, damages, losses and expenses incurred as a result of any Servicer Termination Event (including, without limitation, in relation to that Relevant Trust the costs of the appointment of a new Servicer in accordance with clause 3) or a failure by the Servicer to perform its duties under this agreement except to the extent such costs, damages, losses or expenses are incurred as a result of the fraud, negligence or breach of trust of the Issuer Trustee.

6        Remuneration and expenses
---------------------------------------------------------------------------
Servicer fees
          6.1 The Servicer is entitled to a fee from the Assets of the Relevant Trust for performing its functions and duties under this agreement in respect of each Relevant Trust, in an amount calculated and payable in accordance with the relevant Supplemental Deed.

Expenses
          6.2 Unless paid by or on behalf of the relevant Debtor, the Servicer will pay from its servicing fee all reasonable expenses incurred in connection with servicing the Mortgage Loans of a Relevant Trust including expenses related to the collection of the Mortgage Loans, but excluding any expenses relating to the enforcement and recovery of Mortgage Loans provided that where the consent of a Mortgage Insurer is required in order for an expense to be reimbursed by that Mortgage Insurer, that consent must be obtained.

          6.3 All expenses reasonably and properly incurred by the Servicer in connection with the enforcement and recovery of defaulted Mortgage

                                                                            17
------------------------------------------------------------------------------

                    Loans of a Relevant Trust including expenses relating to any court proceedings, arbitration or other dispute are reimbursable out of the Assets of that Relevant Trust.

          6.4 The fee payable to the Servicer is inclusive of GST. The Servicer will provide the Issuer Trustee any reasonably documentation required for GST purposes so as to enable the Issuer Trustee to receive an input tax credit or tax refund for tax purposes.

Part C - General

7        Payments
----------------------------------------------------------------------------
Payments generally
          7.1 Each payment to be made by a party to another party under this agreement or a Supplemental Deed must be made on the due date for payment in such manner as the Global Trust Manager and Issuer Trustee may determine.

No deduction
          7.2 Each payment to be made by the Servicer to the Issuer Trustee or the Global Trust Manager under this agreement or the relevant Supplemental Deed except to the extent agreed to be set off under that Supplemental Deed must be made in full, free and clear of any set off, restriction or condition and without any deduction or withholding other than as required by law.

8        Notices
----------------------------------------------------------------------------
Notices
          8.1 Any notice, approval, consent or other communication in connection with this agreement:

                    (a) must be given by an Authorised Person of the relevant party; and

                    (b)       must be in writing; and

                    (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified in clause 8.2 or any other address, facsimile number or e-mail address any party may from time to time notify to the other parties as its address for service of communications pursuant to this agreement.

Initial addresses
                    8.2 The initial address and facsimile numbers of each party are:

                                     Issuer Trustee:

                                     Address:      Level 3

                                                                            18
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                                                   39 Hunter Street
                                                   Sydney  NSW  2000
                                     Facsimile:    61 2 9221 7870
                                     Attention:    Manager, Securitisation
                                     Email:        (as notified from time to
                                                   time)

                             Global Trust Manager:

                                      Address:     Level 24
                                                   500 Bourke Street
                                                   Melbourne   VIC   3000
                                      Facsimile:   [(613) 8641 0906]
                                      Attention:   Manager, Group Funding
                                      E-mail:      (as notified from time to
                                                   time)

                                      Servicer:

                                      Address:      Level 1
                                                    120 Spencer Street
                                                    Melbourne   VIC   3000
                                      Facsimile:    [61 3 9601 7600]
                                      Attention:    Head of Servicing and Head
                                                    of Securitisation
                                      E-mail:       not applicable

Time effective
          8.3 Unless a later time is specified in it a notice, approval, consent or other communication takes effect from the time it is received.

Receipt
          8.4       A letter, facsimile or e-mail is taken to be received:

                    (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting;

                    (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause; and

                    (c) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                    However, if the deemed receipt of any notice is not before 4.00pm on a Business Day at the address of the recipient, it is deemed to have been received at the commencement of business on the next Business Day.

                                                                            19
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9        Amendments to this agreement
------------------------------------------------------------------------------
Amending power

          9.1 Subject to this clause 9.1 and to any approval required by law and by clause 9.2, and provided that 10 Business Days prior notice of the proposed amendment has been given to each Current Rating Agency, the Issuer Trustee, the Global Trust Manager and the Servicer by agreement may amend, add to or revoke any provision of this agreement (including this clause 9.1) as it applies to any Relevant Trust if the amendment, addition or revocation:

                    (a) in the opinion of the Issuer Trustee or of a barrister or solicitor instructed by the Issuer Trustee is necessary or expedient to comply with or be consistent with the provisions of any statute, ordinance, regulation or by-law or with the requirement of any statutory authority;

                    (b) in the opinion of the Issuer Trustee is made to correct a manifest error or is of a formal, technical or administrative nature only;

                    (c) in the opinion of the Issuer Trustee or the Global Trust Manager will enable the provisions of this agreement to be more conveniently, advantageously, profitably or economically administered;

                    (d) in the opinion of the Issuer Trustee or the Global Trust Manager is otherwise desirable for any reason;

                    (e) is considered by the Issuer Trustee not to be materially prejudicial to the interests of the Noteholders as a whole or the interests of any individual Noteholder or group of Noteholders; or

                    (f) in the reasonable opinion of the Issuer Trustee or of legal counsel appointed by the Issuer Trustee is required by, is a consequence of, is consistent with or is appropriate or expedient as a consequence of, any amendment to any statute, regulation or requirements of any Governmental Agency (including, without limitation, any amendment, addition or revocation which is in the opinion of the Issuer Trustee appropriate or expedient as a result of any amendment to any legislation dealing with, or associated with, taxation or any ruling by the Commissioner or Deputy Commissioner of Taxation or any government announcement or statement that has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Trusts).

Consent required
          9.2 If in the reasonable opinion of the Issuer Trustee any amendment, addition or revocation referred to in clause 9.1(d) will be or is likely to become prejudicial to the interests of Noteholders of a particular Class of the Relevant Trust or to the interests of all Noteholders of the

                                                                            20
------------------------------------------------------------------------------

                    Relevant Trust, the amendment, addition or revocation may be effected only if in accordance with clause 9.3 or 9.4 (as the case may be).

Amendments prejudicial to Noteholders of a Class
          9.3 Subject to clause 9.4, if in the opinion of the Issuer Trustee any amendment, addition or revocation referred to in clause 9.1(d) will be or is likely to become prejudicial to the interests of Noteholders of a particular class, the amendment, addition or revocation may only be effected if the relevant Noteholders pass an Extraordinary Resolution approving such amendment, addition or revocation in accordance with this deed.

Amendments prejudicial to all Noteholders
          9.4 If in the opinion of the Issuer Trustee, any amendment, addition or revocation referred to in clause 9.1(d) will be or is likely to become prejudicial to the interests of all Noteholders in respect of the Trust:

                    (a) the amendment, addition or revocation may only be effected if the relevant Noteholders pass an Extraordinary Resolution approving such amendment, addition or revocation in accordance with this deed; and

                    (b) there will not be a separate Extraordinary Resolution required for each class of Noteholders pursuant to clause 9.3.

          9.5 The Issuer Trustee will be entitled to assume that any proposed alteration, addition or revocation referred to in clause 9 will not be materially prejudicial to the interests of a Class of Noteholders or all Noteholders if each of the Current Rating Agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Class of Notes, or to each Class of Notes, by the Current Rating Agency.

10       Governing law
----------------------------------------------------------------------------
Governing Law

          10.1 This agreement is governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the Global Trust Manager, Issuer Trustee and Servicer are governed by the laws in force in the Australian Capital Territory.

Submission to jurisdiction
          10.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service
          10.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other

                                                                            21
------------------------------------------------------------------------------

                    originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 8.

11       Limited recourse
---------------------------------------------------------------------------

                    Clause 2 of the Definitions Schedule applies to this agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this agreement).

12       Counterparts
----------------------------------------------------------------------------
                    This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

EXECUTED as a agreement in the Australian Capital Territory.

                                                                            22
-----------------------------------------------------------------------------
 Execution page
-----------------------------------------------------------------------------
SIGNED by [ ] on behalf of NATIONAL      )
GLOBAL MBS MANAGER PTY LTD in the        )
presence of:                             )
                                         )
[          ]..........................   )
Signature of witness                     )
                                         )
[                 ]...................   )
Name of witness (block letters)          )
                                         )
[                       ] ............   )  [     ] ....................
Address of witness                       )  By executing this agreement
                                         )  the signatory states that the
[                ]....................   )  signatory has received no
Occupation of witness                    )  notice of revocation of the
                                         )  authority pursuant to which
                                         )  this agreement is executed
                                         )





SIGNED by [                   ]          )
as attorney for                          )
PERPETUAL TRUSTEE COMPANY                )
LIMITED under power of                   )
attorney dated                           )
[                 ]                      )
in the presence of:                      )
                                         )
[              ].....................    )
Signature of witness                     )
                                         )   [        ]..................
[             ]......................    )   By executing this agreement
Name of witness (block letters)          )   the attorney states that the
                                         )   attorney has received no
[                      ].............    )   notice of revocation of the
Address of witness                       )   power of attorney
                                         )
[          ].........................    )
Occupation of witness                    )

                                                                            23
------------------------------------------------------------------------------


SIGNED by [                ]             )
as attorney for NATIONAL                 )
AUSTRALIA BANK LIMITED under             )
power of attorney dated                  )
                                         )
in the presence of:                      )
                                         )
......................................    )
Signature of witness                     )
                                         )
......................................    )
Name of witness (block letters)          )
                                         )
......................................    )     [      ]......................
Address of witness                       )     By executing this agreement
                                         )     the attorney states that the
......................................    )     attorney has received no
Occupation of witness                    )     notice of revocation of the
                                         )     power of attorney

             -----------------------------------------------------
              Dated                              [               ]

                             National RMBS Trusts
                                 Consolidated
                              Servicing Agreement



                      National Global MBS Manager Pty Ltd
                           ("Global Trust Manager")
                       Perpetual Trustee Company Limited
                              ("Issuer Trustee")
                       National Australia Bank Limited,
                                 ("Servicer")

                           Mallesons Stephen Jaques

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                          Facsimile (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: SRF:CD3



-------------------------------------------------------------------------------
Contents                  National RMBS Trusts
                          Servicing Agreement
-------------------------------------------------------------------------------

                          Part A - Interpretation                                                        1


                          1        Definitions and interpretation                                        1

                                   Definitions                                                           1
                                   Interpretation                                                        1

                          Part B - Servicing                                                             2

                          2        Servicing of Mortgage Loans and General Servicer Covenants            2

                                   Appointment of Servicer                                               2
                                   Servicer's Obligations                                                2
                                   Servicer agrees to perform duties                                     3
                                   Powers                                                                3
                                   General Servicer covenants                                            3
                                   Servicer's Statement                                                  6
                                   Provision of information                                              6
                                   Proposed amendments to Servicing Procedures                           6
                                   Delegation by the Servicer                                            7
                                   Adverse Effect                                                        7

                          3        Servicer Termination Event and retirement of Servicer                 7

                                   Servicer Termination Event                                            7
                                   Termination of Servicing Agreement                                    8
                                   Termination of Servicer's appointment and transfer of servicing
                                   obligations                                                           8
                                   Voluntary Retirement of Servicer                                      8
                                   Appointment of Substitute Servicer                                    8
                                   Issuer Trustee act as Servicer                                        9
                                   Issuer Trustee may give discharges                                    9
                                   Servicer may accept payment                                           9
                                   Servicer and Global Trust Manager to provide full co-operation        9
                                   Release                                                               9
                                   Title Perfection Event                                                9

                          4        Custodian                                                            10

                                   Standard                                                             10
                                   Information Indemnity                                                10
                                   Auditor review                                                       10
                                   Document Custody Audit Report                                        11
                                   Timing of Document Custody Audit Reports                             12
                                   Adverse Document Custody Audit Report                                12
                                   Custody Transfer Event                                               12
                                   Exceptions                                                           14
                                   Failure to comply                                                    14
                                   Emergency Document transfer                                          14
                                   Exceptions to Emergency Transfer                                     15
                                   Indemnity                                                            15
                                   Issuer Trustee to co-operate with Servicer                           15

                                                                                                       (ii)
------------------------------------------------------------------------------------------------------------

                                   Issuer Trustee's duty while holding Mortgage Title Documents         15
                                   Reappointment of Servicer as Custodian                               15

                          5        Servicer's liability                                                 16

                                   No liability                                                         16
                                   Indemnity                                                            16

                          6        Remuneration and expenses                                            16

                                   Servicer fees                                                        16
                                   Expenses                                                             16

                          Part C - General                                                              17


                          7        Payments                                                             17

                                   Payments generally                                                   17
                                   No deduction                                                         17

                          8        Notices                                                              17

                                   Notices                                                              17
                                   Initial addresses                                                    17
                                   Time effective                                                       18
                                   Receipt                                                              18

                          9        Amendments to this agreement                                         19

                                   Amending power                                                       19
                                   Consent required                                                     19
                                   Amendments prejudicial to Noteholders of a Class                     20
                                   Amendments prejudicial to all Noteholders                            20

                          10       Governing law                                                        20

                                   Governing Law                                                        20
                                   Submission to jurisdiction                                           20
                                   Service                                                              20

                          11       Limited recourse                                                     21


                          12       Counterparts                                                         21
